UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
______________________________________________
Current Report
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
February 9, 2021
______________________________________________
MATTEL, INC.
(Exact name of registrant as specified in its charter)
 ______________________________________________

Delaware	001-05647	95-1567322
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Continental Boulevard
El Segundo, California 90245-5012
(Address of principal executive offices)

Registrant’s telephone number, including area code
(310) 252-2000
N/A
(Former name or former address, if changed since last report)
  ______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 per share	MAT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 2 – Financial Information
Item 2.02 Results of Operations and Financial Condition.
On February 9, 2021, Mattel, Inc. (“Mattel”) issued a press release regarding its fourth quarter and full year 2020 financial results, a copy of which is furnished as Exhibit 99.1 hereto. This exhibit is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 2.05. Costs Associated with Exit or Disposal Activities.
On February 9, 2021, Mattel announced the Optimizing for Growth program, a multi-year cost savings program which integrates and expands upon the previously announced Capital Light program (the "Program"). Targeted annual gross cost savings from actions that are expected to be completed beginning 2021 through 2023 are $250 million. Incremental cash expenditures associated with the Program are expected to be approximately $100 to $125 million.
Mattel estimates the cash expenditures of incremental actions for the Program to be as follows:

Optimizing for Growth – Incremental Actions	Estimate of Cost
Severance and restructuring costs	$55 to $70 million
Information technology enhancements and other investments	$45 to $55 million
Total estimated cash expenditures	$100 to $125 million
Cumulatively, in conjunction with previous actions taken under the Capital Light program, targeted gross annual cost savings for the Program are $325 million by 2023.
The foregoing contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the size of the restructuring and the amount and timing of the related charges. Forward-looking statements are based on Mattel’s current expectations and are necessarily subject to associated risks related to the completion of the restructuring in the manner anticipated by Mattel. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results due to a variety of factors.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits: Press release dated February 9, 2021, issued by Mattel, Inc.

Exhibit No.	Exhibit Description
99.1**	Press release dated February 9, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

 ** Furnished herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC. Registrant

By:	/s/ Jonathan Anschell
	Name:	Jonathan Anschell
	Title:	Executive Vice President, Chief Legal Officer, and Secretary
Dated: February 9, 2021